Subsequent Events	12 Months Ended
Mar. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Repayment of April 2013 1.25% Notes. On April 15, 2018, the April 2013 1.25% Notes matured, and upon maturity, the Company repaid $60.4 million, representing $60.0 million outstanding principal amount and accrued and unpaid interest. Following maturity and payment by LGEI, the April 2013 1.25% Notes are no longer outstanding and the indenture governing the April 2013 1.25% Notes has been fully satisfied and discharged.

Interest Rate Swap. On May 10, 2018, the Company entered into an interest rate swap agreement effectively converting its LIBOR-based floating rate to a fixed rate of 2.915% on a $1.0 billion notional amount of LIBOR-based debt. The interest rate swap agreement matures on March 24, 2025.